UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 15, 2025

Interactive Brokers Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, Connecticut 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Class A common stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.
On April 15, 2025, Interactive Brokers Group, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. The information furnished in this Item 2.02 (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.
Item 8.01 Other Items.
On April 15, 2025, Interactive Brokers Group, Inc. announced its intention to effect a four-for-one forward split of its common stock in the form of a stock dividend to make stock ownership more accessible to investors. The stock split is subject to stockholder approval of an amendment to Interactive Brokers Group, Inc.’s Amended and Restated Certificate of Incorporation to, among other things, increase the number of authorized shares of common stock to accommodate the stock split. The Company intends to seek stockholder approval for this amendment by written consent.
Each record holder of common stock as of the close of market on Monday, June 16, 2025, will receive three additional shares of common stock, to be distributed after the close of market on Tuesday, June 17, 2025. Trading is expected to commence on a split-adjusted basis at market open on Wednesday, June 18, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 15, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2025

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary